UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.__)
___________________________________
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Katapult Holdings, Inc.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

___________________________________________________
Notice of 2026 Annual Meeting of Stockholders
___________________________________________________
Thursday, April 30, 2026
10:00 a.m. Eastern Time
By virtual webcast at www.virtualshareholdermeeting.com/KPLT2026
TO OUR STOCKHOLDERS:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the "Annual Meeting") of Katapult Holdings, Inc. (“Katapult,” the “Company,” “us” or “we”), which, will be held in a virtual format and solely online to provide a consistent experience to all stockholders regardless of location. There will be no physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. The Annual Meeting will be held on Thursday, April 30, 2026 at 10:00 a.m. Eastern Time, for the following purposes:
1.To elect our Class II director nominee identified in the accompanying proxy statement to the Board of Directors (the "Board") to serve until the Company's 2029 Annual Meeting of Stockholders.
2.To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
3. To approve a non-binding advisory resolution approving the compensation of the named executive officers; and
4.To transact such other business as may properly come before the Annual Meeting of Stockholders, or any adjournments or postponements thereof.
The Board has fixed the close of business on March 16, 2026 as the record date for determining those stockholders entitled to receive notice of, to attend and to vote at the Annual Meeting.
The Company furnishes its proxy materials via the internet, providing our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the printing and distribution costs. If you received a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.
It is important that your shares be represented at the Annual Meeting. Please note that the Annual Meeting will be held via the internet only. The Company’s accompanying proxy materials include instructions on how to participate in the meeting and the means by which you may vote your shares and submit questions. EVEN IF YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY BY INTERNET, PHONE OR MAIL AS SOON AS POSSIBLE. If you later choose to revoke your proxy or change your vote, you may do so by following the procedures described in the attached proxy statement. Unless you have previously requested printed materials or you request a paper copy of our proxy materials in the manner specified in the Notice of Internet Availability, you will not receive a paper proxy card.
Please read the proxy materials carefully. Your vote is important and the Company appreciates your consideration and action on the matters presented.

By Order of the Board of Directors,
Derek Medlin
March 20, 2026	Secretary

The Notice of Annual Meeting, Proxy Statement and our
Annual Report to Stockholders on Form 10-K are available electronically at
https://ir.katapultholdings.com/financial-information/annual-reports-and-proxy

PROXY SUMMARY
Katapult Holdings, Inc.
5360 Legacy Drive, Building 2, Plano, Texas 75024-3105
2026 Annual Meeting of Stockholders

Meeting Date	Time	Location	Record Date
Thursday, April 30, 2026	10:00 a.m. Eastern		March 16, 2026
Meeting Agenda and Voting Recommendations

Proposal	Board Vote Recommendation	Page Reference (for more detail)
1 - Election of a director	√ FOR the nominee	9
2 - Ratification of appointment of independent registered public accounting firm	√ FOR	40
3 - Approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers	√ FOR	42

Holders of our common stock as of the close of business on March 16, 2026, the record date, may vote at the virtual Annual Meeting. Each share of common stock is entitled to one vote.
Class II Director Nominee Standing for Election at the 2026 Annual Meeting

Name	Principal Occupation	Independent	Age
Derek Medlin	President and Chief Growth Officer	No	43

The Director will be elected by a plurality of votes cast at the Annual Meeting by holders of shares present or represented by proxy and entitled to vote.
Corporate Governance Highlights

√	3 out of 5 Directors are Independent	√	Board and Committee Self-Evaluations
√	Regular Executive Sessions of Independent Directors	√	Use of Independent Compensation Consultant
√	Independent Audit, Compensation, and Nominating and Corporate Governance Committees	√	No Tax Gross-Ups
√	All Directors Receive Orientation and Participate in Continuing Education on Critical Topics	√	No "Single Trigger" Change in Control Provisions for Equity Awards
√	Robust Equity Ownership Guidelines for Executives and Non-Employee Directors	√	Policies Prohibiting Hedging, Short Sales, Short-Term Trading and Pledging of Our Common Stock
√	Board Oversight of CEO and Executive Management

KATAPULT HOLDINGS, INC.
Proxy Statement - Table of Contents

QUESTIONS AND ANSWERS
Why am I receiving these materials?
The Board is making these Proxy Materials (as defined below) available to you on the internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2026 Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will occur on April 30, 2026 at 10:00 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/KPLT2026.
Why did I receive a Notice of Internet Availability of Proxy Materials on the internet instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Proxy Materials (as defined below) over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability) because the Board is soliciting your proxy to vote at the Annual Meeting.
The Notice of our 2026 Annual Meeting of Stockholders (“Notice”), this proxy statement, the proxy card or voting instruction form, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (collectively, the “Proxy Materials”) are available to stockholders on the internet.
The Notice of Internet Availability will provide instructions as to how a stockholder of record may access and review the Proxy Materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the Proxy Materials, including a proxy card, be sent by mail or email to the stockholder of record. The Notice of Internet Availability will also provide voting instructions. Please note that, while our Proxy Materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, proxy statement and Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.
When will the Proxy Materials first be made available?
We intend to mail the Notice of Internet Availability on or about March 20, 2026 to all stockholders of record entitled to vote at the Annual Meeting. The Proxy Materials will be made available to stockholders on the internet on the same date.
Will I receive any other Proxy Materials by mail?
You will not receive any additional Proxy Materials via mail unless you request a printed copy of the Proxy Materials in accordance with the instructions set forth in the Notice of Internet Availability. We may elect, in our discretion, to send you a proxy card, along with a second Notice of Internet Availability, on or after 10 calendar days have passed since our first mailing of the Notice of Internet Availability.
What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals:
1.To elect the Class II director nominee identified in the accompanying proxy statement to the Board to serve until the Company's 2029 Annual Meeting of stockholders;
2.To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.To approve a non-binding advisory resolution approving the compensation of the named executive officers; and
4.To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
How does the Board recommend I vote on these proposals?
The Board recommends that you vote:
✓    "FOR" the election of Derek Medlin as a Class II director to serve until the Company's 2029 Annual Meeting of stockholders;
✓ "FOR" the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026;
✓"FOR" the approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers; and

PROXY STATEMENT	3

Will a list of stockholders as of the record date be available?
A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours by any stockholder for any purpose germane to the meeting for 10 days before the meeting at our offices located at 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105. Please email ir@katapultholdings.com to arrange for in-person examination. The stockholder list will also be available electronically for the required period of time at the start of the Annual Meeting.
Who is entitled to vote at the Annual Meeting and how many votes do I have?
Holders of our common stock as of the close of business on March 16, 2026, the record date, may vote at the Annual Meeting. As of the record date, there were 4,402,543 voting shares outstanding of our common stock. Each share of common stock is entitled to one vote.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you by Broadridge Financial Solutions, Inc. As a stockholder of record, you may vote your shares online during the virtual Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the Proxy Materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
How can I vote my shares?
If you are a stockholder of record, you may vote:
•Via the Internet. You may vote by proxy via the internet by following the instructions found on the proxy card.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.
•During the Meeting. You may vote online during the virtual Annual Meeting by following the on-screen instructions.
Internet and telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Wednesday, April 29, 2026. Mailed votes must be received prior to the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:
•Via the Internet. You may vote by proxy via the internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank or other nominee.
•During the Meeting. If you wish to vote your shares directly during the meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions on how to obtain a legal proxy from your broker, bank or other nominee.
If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you hold shares of Katapult Holdings, Inc. common stock in more than one account. You should vote via the internet, by telephone, by mail or during the meeting for all shares held in each of your accounts.
When proxy cards are properly signed, dated and returned by the deadline stated above, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Orlando Zayas, Chief Executive Officer of the Company, or Nancy Walsh, Chief Financial Officer of the Company, to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine

4	Katapult Holdings, Inc.

Questions and Answers
how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you are responsible for any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
What if only one copy of the Notice of Internet Availability or the Proxy Materials was delivered to multiple stockholders who share a single address?
Under SEC rules, a single Notice of Internet Availability (or one copy of this Proxy Statement and the accompanying 2025 Annual Report, for those stockholders who previously requested paper copies) will be delivered in one envelope to multiple stockholders having the same last name and address and to individuals with more than one account registered at Continental Stock Transfer & Trust Company with the same address unless contrary instructions have been received from an affected stockholder. This procedure, referred to as “householding,” reduces the volume of duplicate materials that stockholders receive and reduces mailing expenses.
You may revoke your consent to future householding mailings or enroll in householding by submitting a written request to our Corporate Secretary at the Company’s offices located at 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105. You may also send an email to ir@katapultholdings.com.
We will promptly deliver, upon verbal or written request, a separate copy of the Notice of Internet Availability and the other Proxy Materials to any stockholder residing at an address to which only a single copy of the documents was originally delivered. Requests for additional copies of the Proxy Materials should be directed to our Corporate Secretary as described above.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before 11:59 p.m. Eastern Time on Wednesday, April 29, 2026, by:
•Providing written notice to our Corporate Secretary; or
•Delivery of a valid, later-dated proxy or a later-dated vote by telephone, mail or the internet.
You may also vote or revoke your proxy during the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions. You may also vote during the Annual Meeting if you obtain a legal proxy as described above.
Can I attend the Annual Meeting?
You are invited to attend the virtual Annual Meeting if you are a registered stockholder or a beneficial owner as of the record date or if you hold a valid proxy for the Annual Meeting. This year’s Annual Meeting will be accessible through the internet. We have adopted a virtual format for our Annual Meeting to make participation accessible for stockholders from any geographic location with internet connectivity. We designed the format of this year’s Annual Meeting to ensure that our stockholders who attend the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/KPLT2026, you must enter the 16-digit control number found on your Notice or proxy card or, if you are a beneficial owner, within the body of the email you received from your bank, broker or other agent containing the Proxy Materials. The virtual meeting room will open 15 minutes before the start of the meeting and we recommend that you log-in a few minutes before the start to ensure you are registered when the Annual Meeting starts at 10:00 a.m. Eastern Time.
How can I submit a question at the Annual Meeting?
An online pre-meeting forum will be available to our stockholders at www.proxyvote.com prior to the date of the Annual Meeting. By accessing this online forum, our stockholders will be able to vote, view the Annual Meeting procedures, and obtain copies of Proxy Materials.
As part of the Annual Meeting, we will hold a live question and answer session during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures, which are pertinent to the business. We will endeavor to answer as many stockholder submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or Company business. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/KPLT2026. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

PROXY STATEMENT	5

What if I need technical assistance?
We encourage you to access the Annual Meeting before it begins. Online check-in will start 15 minutes before the meeting begins on April 30, 2026, and we will have technicians available to assist you if you experience any technical difficulties. If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call 1-844-986-0822 (toll free) or 1-303-562-9302 (international).
What constitutes a quorum at the Annual Meeting?
The holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present or represented by proxy to conduct business at the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or internet, or if you attend the virtual Annual Meeting.
Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some or all of the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.
What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required	Broker Discretionary Voting Allowed?
1 - Election of directors	Plurality of votes cast	No
2 - Ratification of appointment of independent registered public accounting firm	Majority of votes cast	Yes
3 - Approval, on a non-binding advisory basis, the compensation of the Company's named executive officers.	Majority of votes cast	No
Proposal 1: Election of Directors. Directors will be elected by a plurality of votes cast at the Annual Meeting by holders of shares present or represented by proxy and entitled to vote.
Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm. To be approved, the ratification of appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 must receive a majority of votes cast from the holders of shares present or represented by proxy and entitled to vote.

Proposal 3: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company's Named Executive Officers. To be approved, the proposal on the compensation of the Company’s named executive officers must receive a majority of votes cast from the holders of shares present or represented by proxy and entitled to vote.
What is the impact of abstentions, withhold votes and broker non-votes?
Abstentions, withhold votes and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the Annual Meeting. Withhold votes and broker non-votes will therefore have no effect on the outcome of the vote for Proposal 1. Abstentions will have no effect on the outcome of the vote for Proposals 2, and 3 and no broker non-votes are expected for Proposal 2 given that it is “routine”.

If you are a beneficial holder and you do not instruct your bank or broker how to vote your shares, your bank or broker may exercise its discretionary authority to vote your shares with regard to Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm, but cannot exercise its discretionary authority to vote your shares regarding Proposal 1—Election of Directors, and Proposal 3—Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Executive Officers, thus resulting in “broker non-votes.” Therefore, in order for your voice to be heard, it is important that you vote.

6	Katapult Holdings, Inc.

Questions and Answers
Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the Proxy Materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing Proxy Materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not receive any additional compensation for these efforts.
Who will count the votes and where can I find the voting results of the Annual Meeting?
All votes will be counted by the inspector of election appointed for the Annual Meeting. We will announce preliminary voting results at the Annual Meeting and we also will disclose voting results on a Current Report on Form 8-K that we will file with the SEC, within four business days after the Annual Meeting.
How can I obtain Katapult's Form 10-K and other financial information?
Stockholders can access our 2025 Annual Report on Form 10-K, and other financial information, on our website at https://ir.katapultholdings.com/financial-information/sec-filings. Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105., Attention: Corporate Secretary.
How do I submit a stockholder proposal for consideration at next year's Annual Meeting of Stockholders?
For a proposal to be included in our proxy statement for the 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8, we must receive it on or before November 20, 2026. Any proposal received after this date shall be considered untimely for the 2027 Annual Meeting of Stockholders. Your proposal must be in writing and comply with the proxy rules of the SEC. You should send your proposal to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105. Attention: Corporate Secretary.
You also may submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2027 Annual Meeting of Stockholders. We must receive this type of proposal in writing on or after December 31, 2026, but no later than January 30, 2027 (assuming that the 2027 Annual Meeting of Stockholders is held not more than 30 days before or after April 30, 2027).
How do I nominate a director nominee?
If you wish to nominate an individual for election as director at the 2027 Annual Meeting of Stockholders, we must receive your written nomination on or after December 31, 2026, but no later than January 30, 2027 (assuming that the 2027 Annual Meeting of Stockholders is held not more than 30 days before or after April 30, 2027). You should send your proposal to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105., Attention: Corporate Secretary. The notice must contain certain information relating to you, any other beneficial owner and any of your or their affiliates and associates as well as certain information relating to your proposed nominee, each as set forth in more detail in our Bylaws. Our Bylaws may be found on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights.
Who should I call if I have any additional questions?
If you are the stockholder of record for your shares, you may send an email to ir@katapultholdings.com. If you are a beneficial owner with shares that are held in street name, please contact the telephone number provided on your voting instruction form or contact your bank, broker or other nominee directly.

PROXY STATEMENT	7

Forward-Looking Statements
Certain statements included in this Proxy Statement that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding our business outlook, ability to scale our business, leverage our platform, continue building on our merchant relationships and consumer reach, our ability to grow our topline and generate cash flow and profitability in the future, and regarding the anticipated impact of the mergers. These statements are based on various assumptions, whether or not identified in this Proxy Statement, and on the current expectations of Katapult’s management and are not predictions of actual performance. Risks and uncertainties are discussed in greater detail in the section entitled “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K that we filed with the SEC for the year ended December 31, 2025.

8	Katapult Holdings, Inc.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board currently consists of five members. Our amended and restated certificate of incorporation provides for a classified Board consisting of three classes of directors, with such classes to be as nearly equal as possible. Currently, Class I consists of two directors, Class II consists of one director and Class III consists of two directors. Each class serves for a three-year term. Vacancies on our Board may be filled by the affirmative vote of a majority of directors then in office. A director elected by our Board to fill a vacancy in a class, including vacancies created by an increase in the number of board seats, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Our amended and restated certificate of incorporation provides that our Board must consist of two or more directors, and the number of directors to hold office at any time is determined from time to time by resolution of our Board. Upon the expiration of the initial term of office for each class of directors, each director in that class will be elected for a three-year term and to serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.
Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated Mr. Medlin for election as Class II director at the Annual Meeting.
The table below sets forth information with respect to each director nominee:

Name	Principal Occupation	Independent	Age
Derek Medlin	President and Chief Growth Officer	No	43

The Board recommends a vote "FOR" the election of Mr. Medlin as Class II director.
Information Regarding Director Nominee and Continuing Directors
The below table sets forth summary information with respect to our director nominee and continuing directors:

Name	Director Since	Age
Class I Directors - Term Expiring at the 2028 Annual Meeting
Philip Key Bartow III	2025	46
Gregory Zink	2025	69
Class II Director - If elected, Term Expiring at the 2029 Annual Meeting
Derek Medlin	2025	43
Class III Directors - Term Expiring at the 2027 Annual Meeting
Don Gayhardt	2021	61
Orlando J. Zayas	2021	63

PROXY STATEMENT	9

Director Biographies
The following sets forth a brief biographical summary of the experience of our director nominee and directors:

Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Philip Key Bartow III Class I Term will expire at the 2028 Annual Meeting of Stockholders
Portfolio Manager and Head of Specialty Finance and the Technology Lending Strategy at Sound Point Capital in New York.
Chair of the Nominating and Corporate Governance Committee and member of the Audit and Compensation Committees
Philip Bartow has been a director since November 2025. Mr. Bartow has 22 years of experience in investment management, capital markets and investment banking with a focus on specialty finance, financial technology, consumer finance, structured finance, and securitized products. Among the areas Mr. Bartow focuses on are special situations investing, structured finance, consumer credit; small business receivables originated and serviced by payments processing companies; other FinTech opportunities such as acquisition financing and marketing spend financing within the e-commerce and new media markets and GPU finance; and opportunistic investing in private asset backed securities (ABS). Prior to joining Sound Point, Mr. Bartow was a Portfolio Manager at RiverNorth Capital Management, where he launched a new strategy and led all ABS investments for the firm. Mr. Bartow was a Principal at Spring Hill Capital Partners, where he focused on the research and trading of consumer ABS, consumer whole loan pools, CMBS credit and CLO debt and equity. Mr. Bartow began his career in the Securitized Products Group at Lehman Brothers, where he focused on trading asset-backed securities and loans. Mr. Bartow earned a B.A. in Economics from Williams College and an M.B.A. from Columbia Business School with a focus on Finance and Value Investing.
Current None Former (Past 5 Years) None

10	Katapult Holdings, Inc.

Proposal No. 1 - Election of Directors

Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Gregory Zink (69) Class I Term expires at the 2028 Annual Meeting of Stockholders
Independent director of Newtek Business Services Corp and its successor entity, NewtekOne
Chair of the Compensation Committee and member of the Audit Committee and the Nominating and Corporate Governance Committee
Mr. Zink, age 69, has served as a director of Katapult since November 26, 2025. Mr. Zink has served as a director of Newtek Business Services Corp and its successor entity, NewtekOne since 2017. Mr. Zink has also served as a director of Newtek Bank NA since 2023. Mr. Zink serves as the chair of the Compensation, Corporate Governance, and Nominating Committee and is a member of the Audit, Risk and Technology Steering Committees of both organizations. Mr. Zink serves as a Partner at Newport LLC, a national strategic advisory firm that specializes in helping owners and CEOs of privately held, growth stage companies accelerate growth and significantly improve the value of their businesses. Mr. Zink previously served as the principal of the Lowell Group, LLC, a management consulting firm which provided strategic, operational, marketing and financial consulting assistance to start- up, small and medium-sized businesses from 1998 to 2021. Prior to that, Mr. Zink served as the Chief Executive Officer, Chief Financial Officer and Director of NGJ Brand Solutions, a distributor of commercial fitness equipment and health and wellness solutions provider in Japan from 1988 to 2019. Mr. Zink also previously served  as an Executive Vice President at Newtek Business Services Corp from 2000-2005; by Touche Ross/Deloitte Consulting; and is a graduate of the General Electric Financial Management Program. Mr. Zink holds a B.S. in finance from Pennsylvania State University and an MBA from the Wharton School of the University of Pennsylvania. Mr. Zink’s many years of experience providing consulting and financial advice to small and medium-sized businesses and as a director of a public company.
Current NewtekOneNewtek Bank Former (Past 5 Years) None

PROXY STATEMENT	11

Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography
Derek Medlin (43) Class II (Nominee) If elected, term expires at the 2029 Annual Meeting of Stockholders
President and Chief Growth Officer of Katapult

Mr. Medlin has been the President and Chief Growth Officer of Katapult since August 2024. He served as Chief Operating Officer from June 2021 to August 2024 and previously was Chief
Operating Officer of Legacy Katapult since July 2018. Prior to that, Mr. Medlin was the Executive Vice President of Operations for Katapult from July 2017 to July 2018. Before joining Katapult, Mr. Medlin was an Executive Director at JPMorgan Chase from 2014 to 2017, Vice President at Elavon (U.S. Bank) from 2009 to 2014, and a
Senior Analyst at Pyramid Research from 2006 to 2009. Mr. Medlin has a B.A. and M.I.B. from Georgia State University.
Current None Former (Past 5 Years) None
Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Don Gayhardt (61) Class III Term expires at the 2027 Annual Meeting of Stockholders
Former Chief Executive Officer of CURO Holdings Corp.
Chair of the Audit Committee and member of the Compensation Committee
Mr. Gayhardt has been a director of Katapult since June 2021. Mr. Gayhardt had been a director of Legacy Katapult from April 2017 until the consummation of the Business Combination. Mr. Gayhardt was Chief Executive Officer of CURO Group Holdings Corp., or CURO, from 2012 to 2022, President from 2013 to 2021 and on the CURO board of directors from 2012 to 2022. Prior to joining CURO, Mr. Gayhardt served in various capacities at Dollar Financial Corp. (now known as DFC Global Corp.) from 1990 to 2008, including President and a member of the board of directors from 1998 to 2008. Mr. Gayhardt served on the board of directors of Beneficial Bancorp Inc. until March 2019 when it merged into WSFS Financial Corporation. Mr. Gayhardt holds a B.B.A in accounting from the University of Notre Dame. We believe Mr. Gayhardt is qualified to serve on our board of directors due to his extensive executive leadership background in the financial services industry and financial experience with publicly-traded companies.
Current None Former (Past 5 Years) CURO Holdings Corp. Beneficial Bancorp Inc.
Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Orlando J. Zayas (63) Class III Term expires at the 2027 Annual Meeting of Stockholders
Chief Executive Officer of the Company
Mr. Zayas has been the Chief Executive Officer of Katapult since June 2021 and previously was Chief Executive Officer of Legacy Katapult since September 2017. Prior to that, Mr. Zayas was the Chief Executive Officer of DRB Capital from January 2017 to September 2017. Prior to DRB Capital, Mr. Zayas was the President of TEMPOE, LLC. He also served as VP, Emerging Markets – Auto for GE Capital; President of Safe-Guard Products, International; President of GE/Wachovia/Wells Fargo Bank; Senior Vice President of GE Benefit Solutions; and Vice President of Operations at Cendant. Mr. Zayas has a B.B.A. from the University of Houston and an M.B.A. from the University of Texas. We believe Mr. Zayas is qualified to serve on our board of directors due to his deep knowledge of the Company and executive leadership experience.
Current None Former (Past 5 Years) None

12	Katapult Holdings, Inc.

Proposal No. 1 - Election of Directors
Impact of the Mergers

As previously announced, on December 11, 2025, Katapult entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Katapult, Katapult Merger Sub 1, Inc., a Delaware corporation and wholly-owned indirect subsidiary of Katapult (“Merger Sub 1”), Katapult Merger Sub 2, LLC, a Delaware limited liability company and wholly-owned indirect subsidiary of Katapult (“Merger Sub 2”), CCFI Holdings LLC, a Delaware limited liability company ("CCFI"), and Aaron’s Intermediate Holdco, Inc., a Delaware corporation ("Aaron's"), pursuant to which and subject to the terms and conditions set forth therein, (i) Merger Sub 1 will merge with and into Aaron’s, (ii) Merger Sub 2 will merge with and into CCFI and (iii) upon the consummation of the mergers, each of Merger Sub 1 and Merger Sub 2 will cease to exist, and each of Aaron’s and CCFI will become a wholly owned indirect subsidiary of Katapult. In connection with the Merger Agreement, Katapult, CCFI and Aaron’s will prepare and Katapult will file with the SEC a registration statement on Form S-4 (the “Form S-4”) that will seek the approval of Katapult’s stockholders with respect to certain actions, including, among other things, (1) the issuance of Katapult Common Stock to Aaron’s stockholders and CCFI unitholders pursuant to the terms of the Merger Agreement (the “Katapult Stock Issuance”) and (2) a customary incentive plan with terms substantially comparable to those set forth in the Katapult 2021 Plan and pursuant to which at least 9,000,000 shares of Katapult Common Stock will be authorized for issuance (the “2026 Plan”). Subject to the terms and conditions of the Merger Agreement, immediately following the consummation of the mergers, the existing Katapult stockholders, CCFI unitholders and Aaron’s stockholders, on a fully diluted basis, are expected to hold approximately 6.0%, 79.9% and 14.1%, respectively, of the issued and outstanding shares of the combined company.

In connection and concurrently with the execution and delivery of the Merger Agreement, certain equityholders of CCFI and Aaron’s entered into a stockholder's agreement (the “Stockholders Agreement”) with Katapult. The Stockholders Agreement provides that, among other things, effective as of the closing of the mergers (or with respect to the filling of any vacancy, immediately following the effectiveness of the resignations contemplated in Section 2.1(a) of the Stockholders Agreement) (a) the size of the Board will be increased to nine directors, (b) all of the members of the Board as of the closing of the mergers will resign from the Board, other than Orlando Zayas and Gregory L. Zink, who will remain on the Board, unless the closing of the mergers occurs after Katapult's 2026 annual meeting, in which case Katapult will cause Orlando Zayas and Gregory L. Zink to resign from the Board and be reappointed in accordance with the Stockholders Agreement, (c) Jennifer Baldock, Michael Heller and Cory Miller will be appointed to the Board and placed in the class of the Board whose term ends at the first annual meeting following the closing of the mergers (the “Class A Directors”), (d) Lynn DeVault, Gene Schutt and, if applicable, Orlando Zayas will be appointed to the Board and placed in the class of the Board whose term ends at the second annual meeting following the closing of the mergers (the “Class B Directors”), (e) Will Jones, Kyle Hanson and, if applicable, Gregory L. Zink will be appointed to the Board and placed in the class of the Board whose term ends at the third annual meeting following the closing of the mergers (the “Class C Directors” and, together with the Class A Directors and the Class B Directors, the “Post Merger Directors”) and (f) Kyle Hanson will serve as the executive chair of the Board. Pursuant to the Stockholders Agreement, the Board will nominate and recommend for election the Class A Directors at Katapult's first annual meeting following the closing of the mergers, the Class B Directors at Katapult's second annual meeting following the closing of the mergers and Will Jones (subject to certain beneficial ownership conditions) and the other Class C Directors at Katapult's third annual meeting following the closing of the mergers. A biographical summary of the experience of the Post Merger Directors, and other required disclosures, will be included in the Form S-4 to be filed by Katapult in connection with the Merger Agreement.

PROXY STATEMENT	13

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the roles and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic review and changes by our Nominating and Corporate Governance Committee and our Board. The full text of our Corporate Governance Guidelines is available on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights.
Code of Business Conduct and Ethics
Our Board has adopted our Code of Business Conduct and Ethics ("Code of Conduct"), which applies to all of our employees, officers and directors, including our chief executive officer ("CEO"), our chief financial officer and our other executive and senior financial officers. The full text of our Code of Conduct is available on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights. We will post any amendments to the Code of Conduct or waivers of the Code of Conduct for directors and executive officers on the same website.
Director Independence
Our Board has undertaken a review of the independence of each of our directors. As required under The Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Based on information provided by each director concerning his background, employment and affiliations, our Board has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. In making this determination, our Board considered the current and prior relationships that each non-employee director has with Katapult and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director and the transactions involving them described under "Certain Relationships and Related-Party and Other Transactions."
Further, the Board has determined that Messrs. Zayas, as CEO of Katapult, and Mr. Medlin, as President and Chief Growth Officer of Katapult, are not independent.
Risk Oversight
Our full Board exercises risk oversight at Katapult. Committees take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements, appropriate insurance coverage, discussing with management the Company's major financial risk exposures, and reviewing with management emerging cybersecurity developments and threats as well as an enterprise risk management matrix; the Compensation Committee is primarily responsible for risk oversight relating to executive compensation, including overseeing succession planning for executive officers; and the Nominating and Corporate Governance Committee is primarily responsible for risk oversight relating to corporate governance. In addition, our Board and its committees exercise their risk oversight function by regularly receiving and evaluating reports from management and by making inquiries of management concerning these reports, as appropriate. Furthermore, our Board and its committees receive reports from our auditors and other consultants, such as our compensation consultant, and may meet in executive sessions with these outside consultants.
Communications with Directors
Shareholders and other interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2,

14	Katapult Holdings, Inc.

Plano, Texas 75024-3105., Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that they determine require prompt attention and will regularly provide our Board with a summary of all substantive communications. Certain items that are unrelated to the duties and responsibilities of the Board will be excluded, such as business solicitations; junk mail, mass mailings and spam; employment inquiries; and surveys.
Board Nominations and Qualifications
Our Board determines the appropriate characteristics, skills and experience for the Board as a whole and for its individual members. Our Board has delegated to our Nominating and Corporate Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the Annual Meetings of Stockholders and for recommending persons to fill any vacancy on our Board. The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and considers the combination and mixture of skills, experience and judgment that the directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively. Our Nominating and Corporate Governance Committee selects individuals for nomination to our Board based on the following criteria:
•individual qualifications, including relevant career experience, strength of character, maturity of judgment and familiarity with the Company’s business and industry.
•all other factors it considers appropriate, including existing commitments to other businesses, potential conflicts of interest, legal considerations, corporate governance background, financial and accounting background, executive compensation background, and the size, composition and combined expertise of the existing Board.
The Board and the Nominating and Corporate Governance Committee retain the right to modify these qualifications from time to time.
In addition to the above requirements, our directors are selected based on their breadth and diversity of relevant experience, professional expertise, talent, knowledge and abilities to carry out the Board’s responsibilities. As stated in our Corporate Governance Guidelines, the Board is committed to seeking highly qualified candidates of diverse gender and race, as well as taking into account other factors that promote principles of diversity, including diversity of a candidate’s perspective, background, nationality, age and other demographics. As a majority of our Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by Nasdaq is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence, as well as the board size and the overall composition of the Board. The committee also takes into account the results of the Board’s self-evaluation, conducted on a group and individual basis with an outside consultant. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.
The Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our Corporate Governance Guidelines, and the regular nominee criteria described above.
Attendance at Annual Meeting
Directors are encouraged to attend our Annual Meetings of Stockholders. Accordingly, we expect all of our directors will be present during the Annual Meeting. At last year's Annual Meeting, all directors attended.

PROXY STATEMENT	15

Related-Party Transaction Policy
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:
•any person who is, or at any time during the applicable period was, one of our executive officers or a member of our Board;
•any person who is known by us to be the beneficial owner of more than five percent (5%) of our voting stock;
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than five percent (5%) of our voting stock; and
•any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10 percent (10%) or greater beneficial ownership interest.
We also adopted policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Audit Committee charter, the Audit Committee will have the responsibility to review related person transactions.
Family Relationships
There are no family relationships among any of the executive officers or directors of the Company.
Board Leadership Structure
Our Board will fill the Chair of our Board and CEO positions based upon our Board's view of what is in the best interests of Katapult and its stockholders. The CEO and Chair may be, but need not be, the same person. Currently, Orlando Zayas is our CEO and Don Gayhardt is Chair of the Board. Because the Chair of our Board is independent, we do not currently have a lead independent director.
We believe the separation of our CEO and Chair of the Board is best for our company and our stockholders at this time because it strengthens the Board’s independence from management while continuing to leverage the experience and perspective of all our non-employee directors. We believe there is good communication between management and our non-employee directors, and that our non-employee directors are able to carry out their oversight responsibilities effectively.
The size of our Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information, and other matters. Our Board frequently holds separate meetings for independent directors without management present. These meetings generally will be held in conjunction with regularly scheduled meetings and at other times as requested by an independent director. The Chair of the Board generally chairs meetings of the independent directors. In such cases where the Chair of the Board is unavailable, a majority of the present independent directors elect a director to chair the meeting.
Our Board believes that management speaks for Katapult. While individual non-employee directors may, from time-to-time, meet or otherwise communicate with various constituencies that are involved with us, it is expected that directors would do this with the knowledge of management and, absent unusual circumstances, only at the request of management.

16	Katapult Holdings, Inc.

Board Meetings and Committees
The following table presents the members of each committee of the Board and the number of times each committee met during 2025:

Name	Board	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Don Gayhardt	CB	C	M
Philip Key Bartow III	M	M	M	C
Gregory Zink	M	M	C	M
Derek Medlin	M
Orlando J. Zayas	M
Number of Meetings	66	4	2	3
(CB) Chair of the Board (M) Member (C) Committee Chair
Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Each committee is governed by a written charter and each committee charter is posted on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.
Members serve on the Board committees for such term or terms as our Board may determine or until their resignations or death. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” for such committee and each member is free of any relationship that would impair his or her individual exercise of independent judgment regarding the Company.
Our Board held a total of 66 meetings during 2025. Each current director attended at least 75% of the meetings of the Board and the committees on which he or she serves held during his or her tenure. From time to time, our Board may establish other special committees when necessary to address specific issues.
Ms. Joyce Phillips served on the Board of Directors until the 2025 Annual Meeting. While serving on the Board of Directors, she also served as chair of the Nominating and Corporate Governance Committee, and a member of the Compensation Committee.
On November 3, 2025 ("Investment Date"), each of Brian Hirsch, Chris Masto and Jane J. Thompson resigned as members of the Board of Directors. Until the Investment Date, Mr. Hirsch served as Chair of the Board and a member of the Compensation and Audit Committees, Mr. Masto served as chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee, and Ms. Thompson served as the Chair of the Compensation Committee and a member of the Audit Committee.
Mr. Jeffry Rubin served on the Board of Directors from the Investment Date until November 25, 2025. While serving on the Board of Directors, he also served as chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee and Audit Committee.
Audit Committee
Until her resignation at the 2025 Annual Meeting, Ms. Phillips served on the Audit Committee; Mr. Masto replaced her effective the 2025 Annual Meeting. Until the Investment Date, the Audit Committee consisted of Messrs. Gayhardt and Masto and Ms. Thompson, each of whom the Board determined satisfied the independence requirements of Rule 10A-3 of the Exchange Act. Since the Investment Date, the Audit Committee consists of Messrs. Gayhardt, Bartow and Zink, who replaced Mr. Rubin who served from the Investment Date until November 25, 2025, each of whom the Board has determined satisfies the independence requirements of Rule 10A-3 of the Exchange Act. Mr. Gayhardt is the chair of our Audit Committee, and the Board has also determined that Mr. Gayhardt is an "audit committee financial expert," as defined under SEC rules, and possesses financial sophistication as required by the applicable Nasdaq listing standards. This designation does not impose on him any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.

PROXY STATEMENT	17

The Audit Committee is responsible for, among other things:
•appointment, termination, compensation, independence, performance and oversight of the work of any independent accounting firm engaged to prepare or issue an audit report or related work;
•considering and approving, in advance, all audit and non-audit services to be performed by independent accountants;
•reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;
•appointment and replacement of the head of any internal audit function at the Company, including reviewing and discussing with any internal auditors the charter, purpose, authority and organizational lines of the internal audit function, the annual audit plan and budget;
•establishing procedures for the receipt, retention and treatment of any complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•reviewing and discussing with management and our independent auditor the annual and quarterly financial statements and related press releases prior to their release; including recommending to the Board for its approval the inclusion of the audited financial statements in the Company's annual report on Form 10-K;
•reviewing and approving transactions and/or unusual events between the Company and related parties;
•in consultation with the Nominating and Corporate Governance Committee, reviewing and recommending to the Board any revisions to the Company’s Code of Conduct for adoption;
•reviewing and reassessing the adequacy of the Audit Committee's charter at least annually and recommending any proposed changes to the Board for approval;
•discussing with management the Company’s major operational or financial risk exposures and the steps management has taken to monitor and control such exposures;
•reviewing the Company's environmental, social, and governance ("ESG") disclosures included in periodic reports and the adequacy of applicable controls related to such disclosures;
•reviewing and establishing appropriate insurance coverage for directors and executive officers;
•reviewing with management, at least annually, emerging cybersecurity developments and threats, the Company’s risks relating to cybersecurity, including a review of the state of the Company’s cybersecurity posture, and the Company’s strategy to mitigate security risks; and
•performing such other functions and activities consistent with the Audit Committee's Charter, the Company’s Bylaws and governing law as the Audit Committee deems necessary or as the Board may direct.
Compensation Committee
Until the Investment Date, the Compensation Committee consisted of Ms. Thompson and Messrs. Gayhardt and Hirsch, with Ms. Thompson serving as chair of our Compensation Committee. Since the Investment Date, the Compensation Committee consists of Messrs. Bartow, Gayhardt and Zink, who replaced Mr. Rubin who served from the Investment Date until November 25, 2025, Mr. Zink serves as the chair of the Compensation Committee. Our Board has determined that each member who served or is serving on the Compensation Committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The Compensation Committee is responsible for, among other things:
•reviewing and making recommendations to the Board concerning the compensation of our CEO and all other executive officers;
•periodically reviewing and advising the Board concerning the Company’s overall compensation philosophy, policies and plans, and monitoring and assessing risks associated therewith;
•making recommendations to the Board regarding employee benefit plans for the Company;
•reviewing and reassessing the adequacy of the Compensation Committee's charter at least annually and recommending any proposed changes to the Board for approval;
•reviewing and making recommendations to the Board regarding director compensation and benefits for service on the Board and Board committees;
•recommending to the Board stock ownership guidelines for the Company’s executive officers and non-employee directors, and periodically assessing such guidelines and recommend revisions, as appropriate;

18	Katapult Holdings, Inc.

•making recommendations to the Board regarding the establishment and terms of the Company’s incentive compensation plans and equity-based plans and administering such plans, including approving equity-based awards;
•overseeing succession planning for executive officers;
•reviewing the Company's ESG practices related to human capital; and
•performing such other functions and activities consistent with the Compensation Committee's Charter, the Company’s Bylaws and governing law as the committee deems necessary or as the Board may direct.
Compensation Consultant
After taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged F.W. Cook ("FW Cook"), a national compensation consulting firm, as its compensation consultant. The Compensation Committee has assessed FW Cook's independence and determined that FW Cook's work did not raise any conflicts of interest in connection with its provisions of services to the Compensation Committee. In 2025, the Compensation Committee engaged FW Cook to provide competitive market data and conduct an executive compensation assessment analyzing the cash and equity compensation of our executive officers against compensation for similarly situated executives in our peer group. Our Compensation Committee utilizes the data and analysis from FW Cook to evaluate and determine appropriate levels of overall compensation for our executive officers, as well as each separate element of compensation, to be consistent and competitive with our peer group.
Compensation Committee Interlocks and Insider Participation
During 2025, Ms. Thompson and Messrs. Gayhardt. Hirsch, Bartow and Zink served on our Compensation Committee. None of the members of the Compensation Committee were at any time during 2025, or any other time, an officer or employee of the Company. During 2025, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has an executive officer serving as a member of our Board or Compensation Committee.
Nominating and Corporate Governance Committee
Until her resignation at the 2025 Annual Meeting, Ms. Phillips served as the chair of the Nominating and Corporate Governance Committee; Mr. Masto replaced her effective the 2025 Annual Meeting. Until the Investment Date, the Nominating and Corporate Governance Committee consisted of Messrs. Hirsch and Masto, with Mr. Masto serving as chair of the Nominating and Corporate Governance Committee. Since the Investment Date, the Nominating and Corporate Governance Committee consists of Messrs. Bartow and Zink, who replaced Mr. Rubin who served from the Investment Date until November 25, 2025. Mr. Bartow serves as chair of the Nominating and Corporate Governance Committee. Our Board has determined that each member who has served or is serving on the Nominating and Corporate Governance Committee is independent under the Nasdaq listing standards.
The Nominating and Corporate Governance Committee is responsible for, among other things:
•developing, making recommendations for Board approval, and reviewing on an ongoing basis the adequacy of the corporate governance principles applicable to the Company, and reviewing and recommending to the Board changes to the Company's bylaws as needed;
•reviewing and discussing with management disclosure of the Company's corporate governance practices;
•reviewing and reassessing the adequacy of the Nominating and Corporate Governance Committee's charter at least annually and recommending any proposed changes to the Board for approval;
•reviewing, at least annually, the Company's compliance with the corporate governance listing requirements of Nasdaq, and report to the Board on same;
•determining criteria for selecting new directors, and considering and recommending director candidate and nominees to the Board;
•working with management, developing orientation materials for new directors and corporate governance-related continuing education for all Board members;
•developing criteria for evaluation of the performance of the Board and each of its committees, and if requested, assisting the Board in carrying out the performance evaluation;
•considering and making recommendations to the Board concerning qualifications, appointments and removal of committee members;
•proposing changes to the Nominating and Corporate Governance Committee Charter or the scope of responsibilities of the Nominating and Corporate Governance Committee to the Board for appropriate action;
•in consultation with the Audit Committee, reviewing and recommending to the Board for adoption any revisions to the Company’s Code of Conduct;

PROXY STATEMENT	19

•overseeing the Company's ESG engagement efforts with stockholders and other key stakeholders;
•reviewing proposed waivers of the Code of Conduct for directors and executive officers; and
•performing any other functions and activities consistent with the committee's Charter, the Company’s Bylaws and governing law, as the committee or the Board deems necessary or appropriate.
Board and Committee Self-Evaluation Process
In accordance with our Corporate Governance Guidelines and the charter of each Board committee, our Board and committees each conduct a rigorous self-evaluation process that includes individual evaluations by each director. The process, which proceeds independently from the Company’s management, is overseen by our Nominating and Corporate Governance Committee with the assistance of an independent outside advisor. Each director provides oral responses discussing his or her feedback on the performance and effectiveness of the Board and the committees on which they serve, and the independent outside advisor conducts brief interviews with the Board members. The feedback is compiled anonymously and presented to the Board. The Board believes this self-evaluation process supports its effectiveness and continuous improvement.

20	Katapult Holdings, Inc.

DIRECTOR COMPENSATION
Introduction
Our director compensation program reflects our desire to attract, retain and motivate highly qualified individuals who have the skills, experience, expertise and background necessary to serve on the board of directors of a company of our size and complexity and who can continue to guide the Company to provide long-term value to its stockholders. Accordingly, our director compensation program is designed to provide our non-employee directors with a mix of cash and long-term equity compensation that both fairly compensates them for the services they provide to us as non-employee directors and aligns their interests with the long-term interests of our stockholders.
2025 Director Compensation
Our non-employee directors are eligible to receive a mix of cash and equity compensation under our Non-Employee Director Compensation Policy (the "Compensation Policy") for their service on our Board. Non-employee directors (other than the Chair of our Board) receive annual cash compensation of $50,000 for service on our Board and the Chair of our Board receives annual cash compensation of $100,000. Non-employee directors also receive additional cash compensation for service on our Board's committees as follows:
•Audit Committee – $20,000 for the chair and $10,000 for each other member;
•Compensation Committee – $15,000 for the chair and $7,500 for each other member; and
•Nominating and Governance Committee – $10,000 for the chair and $5,000 for each other member.
The Compensation Committee reviews the full structure and philosophy of our non-employee director compensation program on an annual basis.
Under the Compensation Policy, which went into effect in January 2023, each non-employee director who continues to serve as a non-employee director following the annual meeting (other than any non-employee directors who is first appointed or elected to the Board at such annual meeting) will receive an annual grant of RSUs having a grant date fair market value of $150,000, which vest in full on the one-year anniversary of the grant date (or, if earlier, the date of the next annual meeting), subject to the non-employee director’s continued service as a member of the Board through such vesting date. Newly elected or appointed non-employee directors will receive an initial grant of RSUs having a grant date fair value of $150,000, prorated based on the number of days until the next annual meeting, and such RSUs will vest on the date of such annual meeting, subject to the non-employee director’s continued service as a member of the Board through such vesting date.
Notwithstanding the vesting terms set forth above, RSU awards granted to non-employee directors that are unvested as of the occurrence of Change in Control (as defined in the 2021 Incentive Plan) will vest in full upon a Change in Control, subject to the non-employee director’s continued service as a member of the Board through the date of such Change in Control.
Effective March 31, 2022, the Board adopted the Katapult Holdings, Inc. Non-Employee Directors Deferred Compensation Plan (the "Deferral Plan"). Under the terms of the Deferral Plan, non-employee directors may elect, on an annual basis, to defer receipt of 100%, but not less than 100%, of their initial RSU grant and subsequent annual RSU grants issued pursuant to our Compensation Policy. Initial deferral elections with respect to existing RSU grants may be made within 30 days of the non-employee director's eligibility pursuant to the Deferral Plan and apply only to the portion of such grant earned after the date on which such deferral election becomes irrevocable. Thereafter, deferral elections will be evergreen unless and until a director submits to the Company a new election form which must, in all cases, be submitted prior to December 31 of the year immediately preceding the year in which the election relates. Deferred RSUs will be settled in shares of common stock in one lump sum on the earlier of (i) the participant's separation from service as a member of the Board or (ii) a Change in Control.

PROXY STATEMENT	21

Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during 2025.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2)(3) ($)	Total (4) ($)
Brian Hirsch (5)(6)	—	—	—
Jane J. Thompson(6)	69,859	—	69,859
Don Gayhardt	86,784	150,000	236,784
Joyce Phillips(9)	38,580	—	38,580
Chris Masto(6)	64,375	—	64,375
Philip Key Bartow III(6)	11,624	87,534	99,158
Jeffrey Rubin(7)	4,334	—	4,334
Gregory Zink(8)	7,092	78,082	85,174
(1)Directors' fees are paid quarterly in arrears. Amounts reported in this column constitute fees for service during 2025.
(2)Represents the aggregate grant-date fair value of each award of RSUs calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718. The grant-date fair value of each award is calculated on the basis of the closing price of our common stock on the date of grant of each award. The assumptions used to calculate the grant-date fair value of the awards reported in this column are set forth in Note 7 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 11, 2026.
(3)As of December 31, 2025, Mr. Gayhardt held 16,575 unvested RSUs; Mr. Zink held 12,573 unvested RSUs; and Mr. Bartow held 7,456 unvested RSU.
(4)There are no compensation or benefit programs available for our non-employee directors other than the cash amounts and equity awards described above. Consequently, the Company has not included columns in the 2025 Director Compensation Table for non-equity incentive plan compensation or change in pension value and non-qualified deferred compensation earnings, as the values for each of these items would be reported as zero.
(5)On May 7, 2024, the Compensation Committee approved a request by Mr. Hirsch to waive his annual cash retainer and any stock awards he would have received at the annual meeting on June 5, 2024. Consistent with this waiver, he did not receive any cash compensation or stock awards in 2025.
(6)On November 3, 2025 ("Investment Date"), each of Messrs. Hirsch and Masto and Ms. Thompson resigned as members of the Board of Directors. Mr. Bartow began his service on the Board on the Investment Date.
(7)Mr. Jeffry Rubin served on the Board of Directors from the Investment Date until November 25, 2025.
(8)Mr. Gregory Zink began his service on the Board with Mr. Rubin's resignation on November 25, 2025.
(9)Ms. Joyce Phillips served on the Board of Directors until the 2025 Annual Meeting.
Orlando Zayas, our CEO, and Derek Medlin, our President and Chief Growth Officer, are also members of our Board but do not receive any additional compensation for their service as a director. See the section below titled “Executive Compensation” for more information regarding the compensation earned by Mr. Zayas and Mr. Medlin.
Katapult’s policy is to reimburse non-employee directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending board and committee meetings or performing other services in their capacities as directors.

22	Katapult Holdings, Inc.

EXECUTIVE OFFICERS
Executive Officers
The table below sets forth information regarding our executive officers as of March 20, 2026.

Name	Age	Current Position
Orlando Zayas	63	Chief Executive Officer
Nancy Walsh	65	Chief Financial Officer
Derek Medlin	43	President & Chief Growth Officer
Arthur Goss	64	Interim Chief Accounting Officer
Executive Officer Biographies
The following is a brief biographical summary of the experience of our executive officers:
Orlando Zayas. For a brief biographical summary of the experience of Mr. Zayas, see above the section titled “Proposal No. 1 Election of Directors—Director Biographies.”
Nancy Walsh has been the Chief Financial Officer for Katapult since December 2022. Prior to joining Katapult, Ms. Walsh was Executive Vice President and Chief Financial Officer of LL Flooring Holdings, Inc. from September 2019 until December 2022. Prior to that, from January 2018 until April 2019 she served as Executive Vice President and Chief Financial Officer of Pier 1 Imports, Inc., a home-furnishing company that filed for Chapter 11 protection in February 2020, and from November 2015 until January 2018 as Executive Vice President and Chief Financial Officer of The Bon-Ton Stores, Inc., an online retailer and department store that filed for Chapter 11 protection in February 2018. Before that, Ms. Walsh served in various roles with Tapestry, Inc., formerly known as Coach, Inc., a fashion holding company, from 1999 to December 2013, including as Senior Vice President of Finance. Ms. Walsh is also a member of the board of directors of Sportsman's Warehouse Holdings Inc. Ms. Walsh has a B.A. from the University of New Hampshire and MBA from Northeastern University.
Derek Medlin. For a brief biographical summary of the experience of Mr. Medlin, see above section titled "Proposal No. 1 Election of Directors—Director Biographies."
Arthur Goss has been interim Chief Accounting Officer since January 19, 2026.  Mr. Goss, age 64, has served as the Company’s Vice President, Internal Audit since March 2024.  In addition, during the period April 2024 to July 2024 he also served as the Company’s interim Chief Accounting Officer. Prior to joining the Company, he most recently served as the Vice President, Internal Audit for LL Flooring Holdings, Inc. from July 2016 until March 2024 and previously served as the Chief Accounting Officer for Delhaize Group SA from 2006 until 2013 among various other accounting and auditing roles over the course of his career.   Mr. Goss holds a BSBA in Accounting from The Ohio State University. He is a Certified Public Accountant (North Carolina State Board of Certified Public Accountant Examiners) and a Certified Fraud Examiner (Association of Certified Fraud Examiners).

PROXY STATEMENT	23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 16, 2026, referred to in the table below as the "Beneficial Ownership Date," by:
•each beneficial owner of 5% or more of the outstanding shares of our common stock; Series A Convertible Preferred Stock and Series B Convertible Preferred Stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors, director nominees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or issuable under convertible securities held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 4,765,058 shares of common stock outstanding as of the Beneficial Ownership Date.
To our knowledge, except as set forth in the footnotes to this table and subject to any applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is c/o Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, TX 75024, Attention: Corporate Secretary.

	Common Stock		Series A Convertible Preferred Stock		Series B Convertible Preferred Stock
Name of Beneficial Owner	Number of Shares of Beneficially Owned	% of Shares Beneficially Owned	Number of Shares of Beneficially Owned	% of Shares Beneficially Owned	Number of Shares of Beneficially Owned	% of Shares Beneficially Owned
Named Executive Officers and Directors:
Orlando J. Zayas(1)	292,642	6.1%	—	—	—	—
Nancy Walsh(2)	24,132	*	—	—	—	—
Derek Medlin(3)	90,523	1.9%	—	—	—	—
Don Gayhardt(4)	41,481	*	—	—	—	—
Philip Key Bartow III(5)	7,456	*	—	—	—	—
Gregory Zink(6)	12,573	*	—	—	—	—
All executive officers and directors as a group (6 persons)	468,807	8.0%	—	—	—	—

5% Stockholders:
HHCF Series 21 Sub, LLC(7)	928,202	16.3%	35,000,000	100.0%	30,000,000	100.0%
CURO Group Holdings Corp (and its subsidiaries)(8)	981,656	20.6%	—	—	—	—
Iridian Asset Management LLC/CT(9)	920,000	19.3%	—	—	—	—
Blumberg Capital III, L.P.(10)	258,632	5.4%	—	—	—	—

* Represents beneficial ownership of less than 1%
(1)Includes 20,468 Earn-out Shares (as defined in the Agreement and Plan of Merger, dated December 18, 2020 (the “Merger Agreement”), by and among FinServ, Keys Merger Sub 1, Inc., Keys Merger Sub 2, LLC, the entity formerly known as Katapult Holdings, Inc. (“Legacy Katapult”), and Orlando Zayas, in his capacity as the representative of all Pre-Closing Holders (as defined in the Merger Agreement)) that will vest upon achievement of certain common stock trading price threshold), options to acquire 169,939 shares of common stock and 2,208 RSUs that will vest within 60 days following March 16, 2026.
(2)Includes 3,063 RSUs that will vest within 60 days following March 16, 2026.
(3)Includes 5,740 Earn-out Shares, options to acquire 43,275 shares of common stock and 1,666 RSUs that will vest within 60 days following March 16, 2026.
(4)Includes 16,575 RSUs that will vest within 60 days following March 16, 2026.

24	Katapult Holdings, Inc.

(5)Includes 7,456 RSUs that will vest within 60 days following March 16, 2026.
(6)Includes 12,573 RSUs that will vest within 60 days following March 16, 2026.
(7)According to the Schedule 13D/A filed with the SEC on December 15, 2025, by HHCF Series 21 Sub, LLC, HHCF Series 21 Sub Holdco, LLC, Hawthorn Horizon Credit Fund, LLC, Series 21 and Lane Risser, such shares consists of 646,264 shares of common stock issuable upon exercise of warrants to purchase shares of common stock held directly by HHCF Series 21 Sub, LLC and 281,938 shares of common stock issuable upon conversion of shares of preferred stock held directly by HHCF Series 21 Sub, LLC, and does not include an aggregate of 5,848,135 shares of common stock issuable upon conversion of shares of preferred stock, which conversion is subject to the Preferred Stockholder Approval. Until the Preferred Stockholder Approval is obtained, no holder of preferred stock may convert shares of preferred stock through either an optional or a mandatory conversion into shares of common stock if and to the extent that such conversion would result in the holder beneficially owning in excess of 19.99% of the number of outstanding shares of common stock as of immediately prior to the closing of the issuance and sale of preferred stock by Katapult to HHCF Series 21 Sub, LLC. The business address of HHCF Series 21 Sub, LLC, HHCF Series 21 Sub Holdco, LLC, Hawthorn Horizon Credit Fund, LLC, Series 21 and Lane Risser is 88 West Mound Street, Columbus, OH 43215.
(8)According to Amendment No. 1 to Schedule 13D filed with the SEC on December 14, 2021 by the CURO Entities (as adjusted for the reverse split in July 2023), wherein the CURO Entities reported beneficial ownership of 981,656 shares of common stock, including 119,613 Earnout Shares, as of December 10, 2021. The business address of CURO and its subsidiaries who together hold beneficial ownership of the shares is 3615 North Ridge Road, Wichita, KS 67205. On February 5, 2025, Curo Group Holdings announced that, effective immediately, it has rebranded the Company to Attain Finance.
(9)According to the Schedule 13G/A filed with the SEC on January 2, 2026 by Iridian Asset Management LLC/CT reported beneficial ownership of 920,000 shares of common stock. The business address of Iridian Asset Management LLC/CT is 120 Post Road West, Westport, CT 06880.
(10)According to the Schedule 13G filed with the SEC on February 12, 2024 by BC III, BCM III and David J. Blumberg, wherein BC III, BCM III and David J. Blumberg reported beneficial ownership of 258,632 shares of common stock, including 34,153 Earn-out Shares, as of February 12, 2024. The business address of Blumberg is 432 Bryant Street, San Francisco, CA 94107.
Insider Trading Policy
We maintain an Insider Trading Policy that governs the purchase, sale and other disposition of our securities by all our directors, officers and employees, and have implemented processes that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of the Nasdaq. A copy of our Insider Trading Policy can be found as exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Prohibition on Hedging
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as zero-cost collars, prepaid variable forwards, equity swaps, puts, calls, forwards and other derivative instructions. Hedging transactions may permit a director, officer or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers and employees are prohibited by our Insider Trading Policy from engaging in any such transactions.
Policy on Stock Pledging
Our Insider Trading Policy was amended by our Board effective November 2, 2023 and prohibits our directors and executive officers and employees from holding Company securities in a margin account or pledging Company securities as collateral for a loan. As of the record date, none of our directors or officers have pledged any of our securities.
Timing of Equity Award Grant
We do not currently grant stock options or similar awards. We historically do not time stock options or similar awards in coordination with the release of material non-public information. We do not time the release of material non-public information for the purpose of affecting the value of executive compensation.
Policy on Short Sales
Short sales evidence the seller’s expectation that the Company's securities will decline in value, signaling to the market that the seller has no confidence in the Company or its short-term prospects, and may reduce the seller’s incentive to improve the

PROXY STATEMENT	25

Company's performance. Section 16(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prohibits executive officers and directors from engaging in short sales. Therefore, directors and executive officers are prohibited by our Insider Trading Policy from engaging in any such transactions.
Policy on Short-Term Trading
Executive officers and directors who purchase the Company's securities in the open market may not sell any of the Company's securities of the same class during the six months following the purchase (or vice versa). Short-term trading of the Company’s securities may be distracting and may unduly focus the person on short-term stock market performance, instead of the Company's long-term business objectives, and may result in the disgorgement of any short swing profits. Therefore, directors and executive officers are prohibited by our Insider Trading Policy from engaging in any such transactions.
Rule 10b5-1 Plans and Company Repurchases
Effective November 2, 2023, our Board amended the Insider Trading Policy to update the policy and, specifically, to address the rules regarding Section 10b5-1 trading plans ("Plans") and Company repurchases. The changes regarding Plans include the requirement of (i) a cooling-off period prior to sales under a Plan by Insiders of the later of 90 days or two business days following filing a Form 10-Q or Form 10-K, (ii) a certification that at the time of adoption of the Plan, the Insider was not aware of any material nonpublic information about the Company and is adopting the Plan in good faith, (iii) any modification or change to the amount, price, or timing of transactions under the Plan will be deemed a termination of the Plan and adoption of a new Plan, (iv) an Insider may only have one Plan in effect at any time, provided that an Insider may also have an irrevocable election to sell shares to satisfy tax withholding obligations, and (v) in any 12 month period an Insider is limited to one "single-trade plan". Additionally, the Company will disclose in its quarterly and annual reports the material terms of the Plans adopted or terminated by Insiders and the required information regarding such Plans.
With the amended Insider Trading Policy, the Company also adopted new requirements with respect to Company repurchases. The new requirements include (i) a prohibition against repurchases outside the trading window or when the Company possess material nonpublic information unless the repurchases are made pursuant to a Rule 10b5-1 trading plan, (ii) the adoption of a Rule 10b5-1 trading plan must be approved by the Compliance Officer, (iii) any authorized repurchases must be suspended if the Compliance Officer becomes aware of any material nonpublic information and cannot be resumed until the Company is no longer in possession of material nonpublic information.
Equity Ownership Guidelines
Effective February 8, 2022, the Board adopted equity ownership guidelines that apply to the Company's directors and Section 16 officers ("Covered Individuals"). The guideline for Covered Individuals is determined as a multiple of such person's base pay (base pay for directors is the annual retainer) as follows:

Title	Ownership Guideline Multiple of Base Pay
Chief Executive Officer	5X
All other Officers	3X
Directors	5X
The Covered Individuals have until the end of the calendar year that is five years after the earlier of February 8, 2022 or the date the person became a Covered Individual. The equity that will be included in the calculation of ownership will be the shares (i) owned outright, (ii) held in trust, (iii) vested under deferred compensation plans, and (iv) vested restricted stock units net of the shares need to pay the minimum tax withholding. If a Covered Individual fails to satisfy the Guidelines by the applicable date, the Board may take a number of actions as it determines appropriate.

Clawback Policy
Effective October 2, 2023, to comply with recent SEC rules and Nasdaq listing standards, the Compensation Committee of the Board recommended, and the Board adopted, the Katapult Holdings, Inc. Compensation Recoupment Policy ("Clawback Policy"). The Clawback Policy provides that in the event of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws, the Company will attempt to recover from our CEO and other officers (as defined in Rule 16a-1(f) under the Exchange Act), the excess of the amount of incentive-based compensation received after the effective date by such officers during the three completed fiscal years immediately preceding the required restatement date over the amount of incentive-based compensation that otherwise

26	Katapult Holdings, Inc.

would have been received had it been determined based on the restated amounts. Recovery under the Clawback Policy is mandatory and no employee misconduct is required.

PROXY STATEMENT	27

EXECUTIVE COMPENSATION
We qualify as a “smaller reporting company” under the Securities Act, and as a result, we have opted to comply with scaled down the executive compensation disclosure rules applicable to “smaller reporting companies” under the Securities Act, which require compensation disclosure for our principal executive officer and our two most highly compensated executive officers other than the principal executive officer whose total compensation for 2025 exceeded $100,000 and who were serving as executive officers as of December 31, 2025. We refer to these individuals as our “named executive officers” or “NEOs.” For 2025, our named executive officers were:
•Orlando J. Zayas, our Chief Executive Officer;
•Nancy Walsh, Chief Financial Officer; and
•Derek Medlin, President & Chief Growth Officer.
Executive Compensation Philosophy and Approach
Our compensation programs seek to attract, retain, motivate and reward our employees to achieve results that align with the interests of our shareholders. Our executive compensation has three primary components (i) base pay providing competitive base salaries for similar roles in similarly situated companies; (ii) annual short-term cash incentives tied to key performance targets; and (iii) long-term incentives in the form of restricted stock units and performance cash that are aimed at driving long term performance, retention, and shareholder value. To support these efforts, the Compensation Committee enlists the support of expert partners, including its current compensation consultants, FW Cook, who have been engaged since 2023.
For 2025, FW Cook, advised the Compensation Committee on executive benchmarks and relevant executive compensation practices for key executive roles in similarly situated situations. The benchmark data sources included a list of peer companies as well as other recognized compensation survey data.
For details regarding our 2025 executive compensation program, see “Summary Compensation Table - Additional Summary Compensation Table Details” below.

28	Katapult Holdings, Inc.

Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation(4) ($)	Total ($)
Orlando J. Zayas Chief Executive Officer
	2025	675,000	—	383,923	17,500	1,076,423
	2024	675,000	410,220	84,797	17,250	1,187,267

Nancy Walsh Chief Financial Officer
	2025	572,000	—	258,399	17,500	847,899
	2024	567,400	356,040	73,598	17,250	1,014,288

Derek Medlin President & Chief Growth Officer
	2025	520,000	—	294,793	17,500	832,293
	2024	485,600	309,600	63,998	17,250	876,448
(1)Amounts reported in this column reflect the actual base salaries earned by each named executive officer in 2024 and 2025, as applicable.
(2)None of our NEOs received stock awards in 2025. Amounts reported in this column for 2024 constitute the aggregate grant date fair value of each award of restricted stock units (“RSUs”) calculated in accordance with FASB ASC Topic 718. None of the stock awards in 2024 were performance stock units ("PSUs"). The assumptions used to calculate these amounts are discussed in Note to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 11, 2026.
(3)Amounts reported in this column reflect amounts awarded under the Company’s Short Term Incentive Plan ("STIP") and the 2024 Performance Cash long term incentive program. The 2025 STIP was paid out in March 2026 with Mr Zayas, Ms. Walsh, and Mr. Medlin earning $321,975. $204,633, and $248,040 respectively. Performance cash amounts earned for 2025 for Mr. Zayas, Ms, Walsh, and Mr, Medlin was $61,948. $53,766. and $46,753 respectively. Performance cash amounts earned for 2024 for Mr. Zayas, Ms, Walsh, and Mr, Medlin was $84,798, $73,598, and $63,998 respectively. Performance cash will not pay out until after December 31, 2026. None of the NEOs earned a STIP payout for 2024. Performance cash earned in 2024 is reflected in this column in accordance with instruction No.1 to Item 402(c)(2)(vii).
(4)Amounts reported in this column reflect to the Company’s 401(k) plan . For 2025, all NEOs received the a 401(k) match up to the IRS established compensation limit of $17,500. During 2025, adjustments were made to each of the NEO's as part of the true-up reconciliation process from 2024. For Orlando Zayas, $1,905 was added for being under-matched in 2024. For Nancy Walsh, $5,938 was added for being under-matched in 2024,For Derek Medlin, $1,289 was added for being under-matched in 2024. All 401(k) true ups from 2024 are reflected in the 2024 compensation, which now totals the maximum eligible match per IRS compensation limits for 2024.

Additional Summary Compensation Table Details
Base Salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, we seek to provide a base salary level designed to reflect each named executive officer’s scope of responsibility and accountability. Our Board, on recommendation by the Compensation Committee, set NEO base salaries for 2025 based on the Compensation Committee's review of available competitive market information. No changes were made to NEO base salaries in 2025. See the “Salary” column in the 2025 Summary Compensation Table for the base salary amounts earned by the named executive officers in 2025. The annual base salaries for Mr. Zayas, Ms. Walsh and Mr. Medlin in 2025 were $675,000, $572,000, and $520,000 respectively.
Cash Bonuses None of our NEOs received discretionary bonuses in respect of 2025 or 2024.
Short-Term Cash Incentives. The 2025 STIP allowed for annual cash incentive compensation awards for Company personnel selected to participate in the2025 STIP. The target annual incentive compensation award opportunities under the 2025 STIP for Mr. Zayas, Ms. Walsh and Mr. Medlin were 100%, 75% and 100% of base salary, respectively. The factors that the Compensation Committee considers in determining award payouts under the 2025 STIP for each of the 2024 NEOs are the percentage achievement of certain gross originations, revenue, and Adjusted EBITDA targets. The amounts earned under the 2025 STIP is included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Long-Term Cash Incentives. No long-term cash incentives were awarded to the NEOs in 2025. In 2024, based on recommendation from the compensation consultants, the Company granted long-term performance-based cash awards to our NEOs as a supplement to our equity-based long-term incentives. These performance cash awards granted in 2024 will vest based on company performance against each year's revenue growth targets during the three-year performance period between 2024 and 2026, and, if earned, would be paid out after December 31, 2026.

PROXY STATEMENT	29

Equity Awards granted pursuant to our equity compensation program is the primary vehicle for offering long-term incentives to our executive officers. Katapult believes that equity awards provide our executive officers with a strong link to long-term performance, create an ownership culture and help to align the interests of our executive officers and stockholders. We have historically granted stock options and RSUs to our executive officers. In addition, we have granted equity awards broadly to our non-executive employees. We believe that equity awards are an important motivation and retention tool for our executive officers, as well as for our other employees. The Board and its Compensation Committee are responsible for approving equity awards.
Prior to the completion of the Business Combination in 2021, we granted equity compensation in the form of stock options and RSU awards pursuant to the Cognical, Inc. 2014 Stock Incentive Plan (the “2014 Incentive Plan”) and following the Business Combination, under the 2021 Incentive Plan. The terms of the 2014 Incentive Plan and 2021 Incentive Plan are described under the section titled “Equity Incentive Plans” below. All options were granted with an exercise price per share that is no less than the fair market value of the Company’s common stock on the date of grant of such award. Stock option awards generally vest over a four-year period with a one-year cliff and may be subject to acceleration of vesting and exercisability under certain termination and change in control events. RSU awards generally vest over a three or four-year period with one-year cliff vesting and quarterly vesting thereafter. RSU awards may be subject to acceleration of vesting under certain termination and change of control events.

Although out philosophy on equity awards has not changed, no stock awards were made in 2025. In 2024, our NEOs were granted a total of 69,500 RSUs and no option awards or PSUs under the 2021 Incentive Plan. These RSUs generally vest over a three-year period, with one-year cliff vesting and quarterly vesting thereafter, subject to the applicable NEO’s continued employment through the applicable vesting date.

For additional details regarding the RSUs granted in 2024 to our NEOs, see above the “Stock Awards” column in the 2024 Summary Compensation Table and the “Outstanding Equity Awards at Fiscal Year End” table below.

Equity Incentive Plan

2021 Equity Incentive Plan (as amended, the “2021 Incentive Plan”)

The 2021 Incentive Plan was approved by the FinServ board of directors and FinServ stockholders in connection with our Business Combination and became effective on June 9, 2021, and subsequently amended by the Board to (i) provide an increase in the number of shares currently available under the 2021 Incentive Plan, (ii) add an "evergreen" provision beginning as of January 1, 2024, and (iii) extend the expiration date to the tenth (10th) anniversary of the 2023 Annual Meeting of Stockholders. The amendment was approved by our stockholders on June 6, 2023.

The 2021 Incentive Plan is administered by the Compensation Committee or such other committee appointed by the Board to administer the plan, except to the extent the Board, in its discretion, elects to administer the 2021 Incentive Plan, in which case it will be administered by only those directors who are independent under the rules of any stock exchange on which our common stock is listed, unless the Board determines otherwise (referred to collectively as the “plan administrator”), and provides for the grant of equity-based awards to our employees (including directors and officers who are treated as employees), non-employee directors and consultants who provide services to us or any of our affiliates, in the form of stock options (incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance-based shares or units, or other stock-based awards.

In the event of a “change in control,” as defined in the 2021 Incentive Plan, the Compensation Committee may take certain actions with respect to outstanding awards, including the continuation or assumption of awards, substitution or replacement of awards by a successor entity, acceleration of the exercisability, vesting and/or settlement in connection with a change in control of any award under the 2021 Incentive Plan.

Benefits and Perquisites We maintain a 401(k) plan for our employees, including our executive officers, to encourage our employees to save some portion of their cash compensation for their eventual retirement. Pursuant to a discretionary employer match, during 2025, we matched all employee contributions at 100% of the employee’s contribution up to a limit of 5% of the employee’s eligible compensation up to the IRS imposed limit.

30	Katapult Holdings, Inc.

Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2025.

	Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of that have not Vested (#)	Market Value of Shares that have not Vested ($)(1)
Orlando Zayas	11/21/2017 (2)	35,299	$13.50	11/20/2027	—	—
	9/5/2019 (2)	112,467	$4.75	9/4/2029	—	—
	9/5/2019 (2)	22,173	$4.75	9/4/2029	—	—
	3/15/2022 (3)	—	—	—	2,598	$16,783
	6/16/2023(6)	—	—	—	1,772	$11,447
	5/6/2024(7)	—	—	—	11,045	$71,351

Nancy Walsh	1/31/2023(4)	—	—	—	5,740	$37,080
	6/16/2023(5)	—	—	—	1,710	$11,047
	5/6/2024(7)	—	—	—	9,586	$61,926

Derek Medlin	7/31/2017 (2)	3,186	$13.50	7/31/2027	—	—
	8/1/2018 (2)	3,785	$21.25	7/31/2028	—	—
	9/5/2019 (2)	28,117	$4.75	9/4/2029	—	—
	9/5/2019 (2)	8,187	$4.75	9/4/2029	—	—
	3/15/2022 (3)	—	—	—	1,482	$9,574
	6/16/2023(6)	—	—	—	1,287	$8,314
	5/6/2024(7)	—	—	—	8,336	$53,851
(1)The value of RSUs and PSUs is based on a closing market price of our common stock on December 31, 2025 of $6.46 per share.
(2)Such options fully vested upon completion of the Business Combination.
(3)Represents RSU awards that vest over a four-year period, with 25% of the RSUs vesting on March 15, 2023, and the remaining 75% vesting in 12 substantially equal quarterly installments in February, May, August and November of each of the following three years, subject to the individual’s continued employment with us on each applicable vesting date.
(4)Represents RSU awards that vest over a four-year period, with 25% of the RSUs vesting on February 15, 2024, and the remaining 75% vesting in 12 substantially equal quarterly installments in February, May, August and November of each of the following three years, subject to the individual’s continued employment with us on each applicable vesting date.
(5)Represents earned PSU awards that were granted to Ms. Walsh on June 16, 2023, of which one-third vested on March 15, 2024 with the remaining two-thirds vesting in eight quarterly installments in February, May, August and November of each of the following two years, subject to the individual’s continued employment with us on each applicable vesting date.
(6)Represents RSU awards that vest over a three-year period, with one-third of the RSUs vesting on March 15, 2024, and the remaining two-thirds vesting in 8 substantially equal quarterly installments in February, May, August and November of each of the following two years, subject to the individual’s continued employment with us on each applicable vesting date.
(7)Represents RSU awards that vest over a three-year period, with one-third of the RSUs vesting on March 15, 2025, and the remaining two-thirds vesting in 8 substantially equal quarterly installments in February, May, August and November of each of the following two years, subject to the individual’s continued employment with us on each applicable vesting date.
Employment & Separation Agreements
We have entered into employment agreements with each of our executive officers, including all of the NEOs. These agreements provide for "at-will" employment and generally include an initial base salary, an indication of eligibility and initial

PROXY STATEMENT	31

target for an annual discretionary cash bonus opportunity, and equity awards at the discretion of our Board. Set forth below are descriptions of each NEO's employment agreement with the Company:
Orlando Zayas
On May 4, 2021, we and Orlando Zayas entered into a second amended and restated employment agreement (the “Restated Zayas Agreement”), effective as of closing of the Business Combination, pursuant to which Mr. Zayas continued to serve as our Chief Executive Officer. The Restated Zayas Agreement provides for an initial base salary and a discretionary cash bonus, pursuant to an annual bonus program established by the Board, the STIP, with a target bonus percentage equal to at least 100% of Mr. Zayas’ base salary in each applicable year (up to a maximum of 200% of the target amount), depending on our level of achievement of certain financial targets (see discussion of the 2022 STIP above under the heading "Cash Bonuses"). Mr. Zayas is also eligible for awards under the 2021 Incentive Plan as determined by our Board. Mr. Zayas is also entitled to participate in the Company sponsored benefit plans available to all our employees, including our 401(k) Plan. The Restated Zayas Agreement also provides for severance benefits, including enhanced severance benefits in connection with certain qualifying terminations of employment in connection with a change in control as further described in the section below entitled “Potential Payments upon Termination or Change in Control.”

Nancy Walsh

On February 27, 2023, in connection with Nancy Walsh’s appointment as the Company’s Chief Financial Officer, we and Ms. Walsh entered into an employment agreement (the “Walsh Employment Agreement”). The Restated Walsh Agreement, which was later amended on May 21, 2024, provides for an initial base salary and a discretionary cash bonus, pursuant to the STIP, with a target bonus percentage equal to at least 75% of Ms. Walsh’s base salary in each applicable year (up to a maximum of 150% of the target amount), depending on our level of achievement of certain financial targets (see discussion of the 2023 STIP above under the heading "Cash Bonuses"). Ms. Walsh is also eligible to participate in the Company’s 2021 Equity Incentive Plan. In addition, Ms. Walsh is entitled to participate in the Company sponsored benefit plans available to all our employees, including our 401(k) Plan. The Walsh Agreement also provides for severance benefits, including enhanced severance benefits in connection with certain qualifying terminations of employment in connection with a change in control as further described in the section below entitled “Potential Payments upon Termination or Change in Control.”
Derek Medlin
On May 4, 2021, we and Derek Medlin entered into a second amended and restated employment agreement (the “Restated Medlin Agreement”), effective as of closing of the Business Combination, pursuant to which Mr. Medlin continued to serve as our Chief Operating Officer. The Restated Medlin Agreement provides for an initial base salary of and a discretionary cash bonus with a target bonus percentage at least equal to 75% of Mr. Medlin’s base salary in each applicable year (up to a maximum of 150% of the target amount) depending on our level of achievement of certain financial targets (see discussion of the 2023 STIP above under the heading "Cash Bonuses"). Mr. Medlin is eligible for awards under the 2021 Incentive Plan. Mr. Medlin is entitled to participate in the Company sponsored benefit plans available to all our employees, including our 401(k) Plan. The Restated Medlin Agreement also provides for severance benefits, including enhanced severance benefits in connection with certain qualifying terminations of employment in connection with a change in control as further described in the section below entitled “Potential Payments upon Termination or Change in Control.”
Mr. Medlin was promoted to President and Chief Growth Officer, effective as of August 16, 2024. In connection with the promotion, Mr. Medlin’s base salary was increased from $472,500 to $520,000. Additionally, his short-term incentive bonus target for 2024 was increased from 75% to 100%. There were no other changes to Mr. Medlin’s compensation or benefits.
Potential Payments upon Termination or Change in Control
Under the terms of the Restated Zayas Agreement, Restated Medlin Agreement and the Restated Walsh Employment Agreement (collectively, the "NEO Employment Agreements") and the equity award agreements of our NEOs in effect as of December 31, 2024, each NEO is entitled to severance benefits in the event of (i) an involuntary termination of the NEO’s employment without Cause or (ii) a voluntary termination of the NEO’s employment due to an event of “Good Reason,” in each case subject to the NEO’s execution and non-revocation of a general release of claims.
The term “Good Reason” is defined in the NEO Employment Agreements. For Messrs. Zayas and Medlin, “Good Reason” generally includes such events as (i) we require the NEO to be based at any office or location more than thirty (30) miles from their principal place of employment immediately prior to such relocation, (ii) an adverse change in the NEO’s job title or a material reduction in the NEO’s duties or responsibilities; (iii) material reduction in the NEO’s base salary, other than a general reduction in base salary affecting similarly situated senior executives of the Company; or (iv) our breach of their employment agreements in any material respect, or (v) one of our stockholders (collectively with its affiliates) becomes entitled to elect a majority of the members of our Board, other than in connection with a Deemed Liquidation (as defined in our Amended and Restated Charter, as amended from time to time). For Ms. Walsh, her employment agreement provides that the term “Good Reason” generally includes such events as (i) we require her to be based at any office or location more

32	Katapult Holdings, Inc.

than thirty (30) miles from her principal place of employment immediately prior to such relocation, (ii) a material adverse change in her job title or a material reduction in her duties or responsibilities; (iii) material reduction in her base salary, other than a general reduction in base salary affecting similarly situated senior executives of the Company; or (iv) our breach of the Walsh Employment Agreement in any material respect.

For Messrs. Zayas and Medlin , the term “Cause” is generally defined in their applicable employment agreements as (i) the indictment or conviction of, or plea of nolo contendere to, a felony or any other crime involving financial dishonesty against the Company; (ii) engaging in any act of fraud, gross misconduct, illegality, or unlawful harassment, or the repeated failure by the NEOs to follow the reasonable and lawful directives of our Board or a committee thereof, which, as determined in good faith by our Board, would: (A) materially adversely affect the business or our reputation with its current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (B) expose us to a risk of civil or criminal legal damages, liabilities or penalties; (iii) material breach of the employment agreements, the proprietary rights agreement or any other written code of ethics or standards of conduct of policies adopted by our Board; and (iv) the willful breach of the NEO’s fiduciary obligations. For Ms. Walsh, the term “Cause” is defined in the Walsh Employment Agreement as (i) the indictment or conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (ii) engaging in any act of fraud, misconduct, illegality, or unlawful harassment, embezzlement or misappropriation; (iii) failure by Ms. Walsh to perform her duties; (iv) failure by Ms. Walsh to follow the reasonable and lawful directives of our Chief Executive Officer, Board or a committee thereof or Ms. Walsh’s supervisor; (v) material breach of the Walsh Employment Agreement, the proprietary rights agreement or any other written agreement between us (or any of our affiliates) and Ms. Walsh; (vi) violation of our written policies or code of ethics or standards of conduct policies, including written policies related to discrimination, harassment, performance of illegal or unethical activities and ethical misconduct; and (vii) the breach of Ms. Walsh’s fiduciary obligations. With respect to those circumstances of Cause set forth in the preceding clauses that are reasonably susceptible to cure, Cause shall only exist in cases in which the Company has provided the NEO with written notice of the alleged circumstances of the Cause, and the NEO has failed to cure such condition to the reasonably satisfaction of the Company within thirty (30) days after such written notice.
If an NEO’s termination occurs without Cause or for Good Reason within three (3) months prior, or within twelve (12) months following, a Change in Control (which we refer to as a “CIC Termination” below), the severance benefits are increased, as described below. For each of the employment agreements, the term “Change in Control” has the same meaning assigned to such term in the 2021 Equity Incentive Plan.
The severance benefits for our NEOs pursuant to the employment agreements and as of December 31, 2025, include:
• event of involuntary termination without Cause or a voluntary termination with Good Reason, other than a CIC Termination, (i) base salary for a period of twelve (12) months from the date of termination of employment (such period, the “Severance Period”); (ii) a pro-rated annual bonus for the calendar year in which such termination occurs based on the number of days employed in the year of termination, with such amount determined by the Board in accordance with the terms and conditions of the annual bonus program and paid when such bonus is paid generally; (iii) Company paid COBRA premiums for the Severance Period; (iv) accelerated vesting of any portion of any time-based equity awards that would have vested during the Severance Period, but for the NEO’s termination of employment; and (v) extended exercise period for any option awards to the earliest to occur of eighteen (18) months following the termination date, a Change in Control, or the expiration date of such options.
•Upon a CIC Termination, (i) a lump sum equal to two (2) times the sum of base salary plus target bonus for the year of termination, (ii) Company paid COBRA premiums for eighteen (18) months, (iii) accelerated vesting of any portion of any long-term incentive awards then held by the NEO to the extent not assumed by the successor entity (which includes any new buyer awards granted in connection with the Change in Control), and (iv) extended exercise period for any option awards to the earliest to occur of eighteen (18) months following the termination date, a Change in Control, or the expiration date of such options.

In addition, according to Ms. Walsh’s PSU Agreement, upon a CIC Termination without Cause during the twelve (12) months following the date of such change in control, then one hundred percent (100%) of the then unvested PSUs shall be accelerated in full immediately upon her termination date.

PROXY STATEMENT	33

Pay Versus Performance
The following table sets forth certain information with respect to the Company’s financial performance and the compensation paid to our Principal Executive Officer (“PEO”) and other named executive officers (“NEOs”) for the fiscal years ended on December 31, 2025, December 31, 2024, and December 31, 2023, in accordance with the SEC disclosure requirements for a smaller reporting company as set forth in Item 402(v)(8) of Regulation S-K.

Year (a)	Summary Compensation Table Total for PEO(1) (b)	Compensation Actually Paid to PEO (2) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (1) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (2) (e)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (3) (f)	Net Income (Loss) (in Thousands) (4) (g)
2025	$1,076,423	$1,177,128	$840,096	$912,828	$27	$1,365
2024	$1,187,267	$972,942	$945,368	$887,046	$28	$(25,915)
2023	$1,716,461	$937,268	$1,469,494	$1,017,054	$46	$(36,666)

(1)Compensation for our PEO, Orlando Zayas, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-PEOs includes the following NEOs for all of the respective years above: Nancy Walsh and Derek Medlin.

(2)Compensation “actually paid” for the PEO and average compensation “actually paid” for our non-PEO NEOs in the respective years reflect the respective amounts set forth in columns (b) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year.

	PEO 2025	PEO 2024	PEO 2023	Non-PEOs 2025	Non-PEOs 2024	Non-PEOs 2023
Summary Compensation Table Total	$1,076,423	$1,187,267	$1,716,461	$840,096	$945,368	$1,469,494
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	$—	$(410,222)	$(463,644)	$—	$(332,820)	$(610,817)
Plus Fair Value for Unvested Awards Granted in the Covered Year	$—	$179,273	$230,686		$234,135	$295,244
Change in Fair Value of Outstanding Unvested Awards from Prior Years	$(4,733)	$(97,457)	$(346,885)	$(4,223)	$(67,417)	$(86,917)
Plus Fair Value for Vested Awards Granted in the Covered Year	$—	$—	$—	$—	$—	$—
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	$105,438	$114,081	$(199,350)	$76,955	$107,780	$(49,950)
Less Fair Value of Awards Forfeited during the Covered Year	$—	$—	$—		$—
Compensation Actually Paid	$1,177,128	$972,942	$937,268	$912,828	$887,046	$1,017,054

Fair values set forth in the table above are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date.

(3)TSR is cumulative for the measurement periods beginning on December 30, 2022, December 31, 2023 and ending on December 31 of each of 2024 and 2025, respectively, calculated in accordance with Item 201(e) of Regulation S-K. Note that in the 2024 proxy filed April 24, 2025, there was an error in the TSR calculation representing a negative number rather than the the value of the initial $100 investment.

(4)Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025 and December 31, 2024.

34	Katapult Holdings, Inc.

Relationship between Compensation Actually Paid vs. Cumulative TSR of Company

The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against our cumulative TSR:

Compensation Actually Paid vs. Cumulative TSR
Compensation Actually Paid
$1,000,000
$500,000
$—
2023
2024
2025
$120
$80
$40
$—
$(40)
$(80)
Cumulative TSR (Based on $100 investment)
PEO Compensation Actually Paid
Non PEO NEO Compensation Actually Paid
Value of Initial Fixed $100 Investment Based on Total Shareholder Return

PROXY STATEMENT	35

Relationship between CAP vs. Net Loss)

The following chart illustrates the CAP for our PEO and the average CAP for our Non-PEO NEOs against our net income /loss:

Compensation Actually Paid vs. Net Income / Loss
Compensation Actually Paid
$1,000,000
$500,000
$—
$5,000
$—
$(5,000)
$(10,000)
$(15,000)
$(20,000)
$(25,000)
$(30,000)
$(35,000)
$(40,000)
Net loss
2023
2024
2025
PEO Compensation Actually Paid
Non PEO NEO Compensation Actually Paid
Net income (loss)

36	Katapult Holdings, Inc.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about outstanding awards and shares of our common stock available for future awards under Katapult’s equity compensation plans as of December 31, 2025. These plans include the 2014 Stock Incentive Plan and the 2021 Equity Incentive Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1) (#)	Weighted Average Exercise Price of Outstanding Options(2) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3) (#)
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Equity Compensation Plans Approved by Stockholders	370,947	6.97	273,853
Total	370,947		273,853
(1)Consists of options to purchase 255,189 shares of our common stock under the 2014 Stock Incentive Plan and 115,758 shares of our common stock subject to RSU awards under our 2021 Equity Incentive Plan.
(2)Excludes restricted stock awards and RSUs because they have no exercise price.
(3)Upon completion of our Business Combination, Katapult ceased issuance of any additional awards under the 2014 Stock Incentive Plan. Accordingly, amounts in the column consist solely of shares of common stock available for issuance under the 2021 Equity Incentive Plan.
CERTAIN RELATIONSHIPS AND RELATED-PARTY AND OTHER TRANSACTIONS
Other than the director and executive officer compensation arrangements discussed above under "Director Compensation" and "Executive Compensation," below we describe transactions since January 1, 2023 and each currently proposed transaction in which (a) we have been or are to be a participant; (b) the amount involved exceeded or exceeds $120,000; and (c) any of our directors or executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or material interest.
Certain Related Party Transactions
Hawthorn Investment
On November 3, 2025, Katapult Holdings, Inc., a Delaware corporation (the “Company”), entered into the following agreements and closed the transactions contemplated thereunder:

•Series A Investment Agreement (as defined below) pursuant to which the Company issued and sold to HHCF Series 21 Sub, LLC, a Delaware limited liability company and subsidiary of Hawthorn Horizon Credit Fund, LLC (the “Purchaser”), an aggregate of 35,000 shares of a newly created series of the Company’s preferred stock, par value $0.0001 per share, designated as “Series A Convertible Preferred Stock” (the “Series A Convertible Preferred Stock”) at a purchase price of $1,000 per share, resulting in total gross proceeds to the Company of $35.0 million (the “Series A Issuance”) and has used the net proceeds from the Series A Issuance to repay in full the Company’s term loan and for certain other agreed purposes. The initial conversion price of the Series A Convertible Preferred Stock is $12.32 and if the Purchaser were to convert all of its shares of Series A Convertible Preferred Stock to Company’s common stock, par value $0.0001 per share (the “Common Stock”), the Purchaser would beneficially own an aggregate of 2,840,910 shares of Common Stock representing approximately 28.3% of the issued and outstanding Common Stock, subject to an ownership cap.

•Series B Investment Agreement (as defined below) pursuant to which the Company has issued and sold to the Purchaser an aggregate of 30,000 shares of a newly created series of the Company’s preferred stock, par value $0.0001 per share, designated as “Series B Convertible Preferred Stock” (the “Series B Convertible Preferred Stock” and together with the Series A Convertible Preferred Stock, the “Preferred Stock”) at a purchase price of $1,000 per share, resulting in total gross proceeds to the Company of $30.0 million (the “Series B Issuance”, and

PROXY STATEMENT	37

together with the Series A Issuance, the “Preferred Stock Issuances”) and has used or agreed to use the net proceeds from the Series B Issuance to partially prepay the Company’s revolving loan, pay transaction expenses and for general corporate purposes subject to the prior approval of the Company’s Board of Directors (the “Board”). The initial conversion price of the Series B Convertible Preferred Stock is $11.39 and if the Purchaser were to convert all of its shares of Series B Convertible Preferred Stock to Common Stock, the Purchaser would beneficially own an aggregate of 2,633,890 shares of Common Stock representing 26.2% of the issued and outstanding Common Stock. If the Purchaser were to convert all of its shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock to Common Stock, the Purchaser would beneficially own an aggregate of 5,474,800 shares of Common Stock representing 54.5% of the issued and outstanding Common Stock, subject to an ownership cap.

•Registration Rights Agreements (as defined below) pursuant to which the Company granted to the Purchaser certain customary demand, “piggy-back” and shelf registration rights with respect to shares of Common Stock to be received by the Purchaser upon conversion of its Preferred Stock, subject to certain customary thresholds and conditions. Under the terms of the Registration Rights Agreements, the Company has agreed to file a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Preferred Stock within 45 days following the closing of the Preferred Stock Issuances.

•As described in greater detail below, on November 2, 2025, the Company, Katapult SPV-1 LLC and Katapult Group, Inc., entered into that certain Limited Waiver and First Amendment to the Loan Agreement (as defined below) pursuant to which (1) the lenders under the Loan Agreement waived the Company’s existing default arising from the Company’s failure to achieve required thresholds for Minimum Trailing Three-Month Originations for the periods ended August 31, 2025, September 30, 2025, and October 31, 2025, and (2) the Loan Agreement was amended to (i) adjust thresholds under the Minimum Three-Month Originations financial covenant for certain periods ending on and after November 30, 2025, (ii) increase the threshold under the Minimum Liquidity financial covenant for certain future periods, and (iii) reduce the advance rate under our revolving loan.

•The Preferred Stock has been validly issued and delivered to the Purchaser and is convertible to Common Stock at the option of the Purchaser. Under Nasdaq rules, the convertibility of the Preferred Stock to Common Stock is subject to the Ownership Limitation (as defined below) until the Company obtains the Requisite Stockholder Approval (as defined below). The Company will hold a shareholder meeting to obtain approval to remove the Ownership Limitation as promptly as practicable but no later than February 27, 2026. Certain stockholders of the Company delivered support agreements requiring such stockholders to vote in favor of removing the Ownership Limitation and, as a result, permit all of the outstanding shares of Preferred Stock to be convertible to Common Stock at the Purchaser’s option at any time.

•In connection with the Preferred Stock Issuances, upon the recommendation of the Nominating and Corporate Governance Committee of the Company, the Board of Directors appointed (by filling a vacancy) each of Philip Key Bartow III and Jeffrey Rubin and Derek Medlin to serve as Class I directors, effective as of the closing of the Preferred Stock Issuance, and Daniel Easley to serve as a Class III director, effective immediately following the receipt of the Requisite Stockholder Approval.

Policies and Procedures Regarding Transactions with Related Persons
For information regarding our policies and procedures regarding transactions with related persons, see the section above titled “Corporate Governance—Related-Person Transaction Policy.”
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires that our officers, directors and 10% stockholders file reports of ownership and changes of ownership of our common stock and other equity securities of the Company with the SEC. Based on a review of copies of these reports provided to us and written representations from our officers and directors, we believe that all filing requirements were timely met during 2025, except for one Form 3 for HHCF Series 21 Sub, LLC which covers four transactions, one Form 4 for Mr. Donald Gayhardt which covers one transaction, one Form 4 for Mr. Christopher Masto which covers one transactions, two Forms 4 for Ms. Jane Thompson which cover two transactions, one Form 4 for Ms. Kaitlin Folan which covers two transactions, two Forms 4 for Ms. Nancy Walsh which cover nine transactions, two Forms 4 for Mr. Derek Medlin which cover 10 transactions, two Forms 4 for Ms. Orlando Zayas which cover nine transactions, one Form 3 and one Form 4 for Mr. Gregory Zink which cover one transaction.

38	Katapult Holdings, Inc.

AUDIT COMMITTEE REPORT
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2025 with our management. The Audit Committee has also reviewed and discussed with Grant Thornton LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB and the SEC regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and filed with the SEC.

Don Gayhardt (Chair) Philip Key Bartow III Gregory Zink

PROXY STATEMENT	39

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed Grant Thornton, LLP ("GT") as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further directed that management submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. GT was appointed as the Company's independent registered public accounting firm on March 15, 2023 and audited the Company's financial statements in 2023, 2024, and 2025 and will audit the Company's financial statements in 2026. Prior to 2023, Deloitte & Touche LLP ("D&T") was the Company's auditor.
Our organizational documents do not require that stockholders ratify the appointment of GT as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the election of GT to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders' views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain the firm. Even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Katapult and our stockholders. Representatives of GT are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

Grant Thornton, LLP Fees
The following table presents fees for professional audit services and other services provided to Katapult for the fiscal year ended December 31, 2025.

2025
Audit Fees (1)	$670,965
Audit-Related Fees	—
Tax Fees	—
Total Fees	$670,965
(1) Audit Fees” consist of fees for professional services rendered in connection with the audit of our 2025 annual financial statements, review of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

Grant Thornton, LLP Fees
The following table presents fees for professional audit services and other services provided to Katapult for the fiscal year ended December 31, 2024.

2024
Audit Fees(1)	$621,084
Audit-Related Fees	—
Tax Fees	—
Total Fees	$621,084
(1)“Audit Fees” consist of fees for professional services rendered in connection with the audit of our 2024 annual financial statements, review of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services and other services. For the fiscal year ended December 31, 2025, all fees paid to GT have been approved by the Audit Committee.

40	Katapult Holdings, Inc.

The Board recommends a vote "FOR" the ratification of the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROXY STATEMENT	41

PROPOSAL NO. 3
APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast a non-binding vote to approve or not approve, the compensation of our named executive officers for the fiscal year ending December 31, 2025, as disclosed under the “Executive Compensation” in this Proxy Statement.

This vote is commonly known as the “Say-on-Pay” vote and is advisory and not binding on the Company, the Board or the Compensation Committee. However, we value the opinions of our stockholders, and the Compensation Committee will take into account the outcome of this vote when making future compensation decisions. Our executive compensation program is designed to align the interests of our named executive officers with those of our stockholders by emphasizing pay-for-performance and long-term value creation.

The Board recommends a vote "FOR" the resolution to approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ending December 31, 2025.

42	Katapult Holdings, Inc.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
Stockholders can access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 11, 2026, and other financial information, on our website at https://ir.katapultholdings.com under the caption "Financial Information" Alternatively, stockholders can request a paper copy of the Annual Report, as well as copies of this Proxy Statement and a proxy card, without charge by writing to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105, Attention: Corporate Secretary, or emailing ir@katapultholdings.com.
OTHER BUSINESS
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

PROXY STATEMENT	43

Katapult

KATAPULT HOLDINGS, INC.
5360 LEGACY DR.
BUILDING 2, SUITE 135
PLANO, TX 75024

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 29, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KPLT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 29, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V88139-P50022

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

KATAPULT HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
1. To elect the one Class II director nominee identified in the accompanying proxy statement to the Board of Directors to serve until the Company's 2029 Annual Meeting of Stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Class II Nominee:

01) Derek Medlin

NOTE: Such other business that may properly come before the meeting or any adjournment or postponement thereof.

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD IN ORDER FOR THE SHARES TO BE VOTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on April 30, 2026:
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

V88140-P50022

KATAPULT HOLDINGS, INC.
Annual Meeting of Stockholders
April 30, 2026 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

By signing this proxy card, you appoint Orlando Zayas and Nancy Walsh, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of KATAPULT HOLDINGS, INC. that you are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 AM Eastern Time on April 30, 2026, at www.virtualshareholdermeeting.com/KPLT2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side